UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 29, 2023
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Explanatory Note

On August 29, 2023, 3M Company (“3M” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the entry by 3M and 3M’s wholly-owned subsidiary Aearo Technologies LLC (together with certain of its related entities, the “Aearo Entities”) into a settlement arrangement (the “Settlement”) relating to claims involving the Combat Arms Earplugs (CAE) sold or manufactured by the Aearo Entities and/or 3M. This Amendment No. 1 on Form 8-K/A is being filed by 3M to supplement the disclosure in the Original Form 8-K with additional information regarding the administration of the Settlement that has been determined following the filing of the Original Form 8-K. This Amendment does not amend or modify the Original Form 8-K in any other respect. There have been no changes to the master settlement agreements filed with the Original Form 8-K, or to the timing, amount or composition of any amounts that 3M has agreed to pay in connection with the Settlement.

Item 1.01. Entry Into A Material Definitive Agreement

As previously disclosed, the Settlement contemplates that 3M may issue shares of 3M common stock (the “Shares”) as a portion of the consideration in the Settlement. The Shares, if and when issued, will be issued in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended, and would only be issued following a fairness hearing conducted in the Northern District of Florida in connection with a multi-district litigation (the “MDL Court”).

Pursuant to the Settlement, the cash consideration in the Settlement and, if issued, the Shares, will be held by a qualified settlement fund (the “QSF”) overseen by third-party co-administrators in order to efficiently administer payments to participating individual claimants. If the MDL Court determines the issuance of the Shares is fair and the Shares are issued, the administrators of the QSF will be instructed to segregate the cash proceeds from any sale of the Shares so that such cash proceeds are paid only to claimants subject to the jurisdiction of the MDL Court who receive advance notice of the fairness hearing and, subject to certain limitations, for payment of those claimants’ related attorneys’ fees. Payments to any other eligible claimants would be made solely from the cash portion of the Settlement consideration that is not derived from any sale of Shares.

The foregoing information is qualified in its entirety by reference to the Original Form 8-K and the full text of the master settlement agreements, copies of which were filed as Exhibits 10.1, 10.2 and 10.3 to the Original Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections as to the amount and timing of payments made under the Settlement and statements regarding the potential impact of the Settlement on the existing litigation relating to the products that are the subject of the Settlement. You can identify these statements by the use of words such as "anticipate," "estimate," "expect," "aim," "project," "intend," "plan," "believe," "will," "should," "could," “would,” "target," "forecast" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or business plans or prospects. Forward-looking information is based on management’s estimates, assumptions, and projections, and is subject to significant uncertainties and other factors, many of which are beyond 3M’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, whether the anticipated participation by plaintiffs in the Settlement will be achieved, whether the number of plaintiffs that participate in the Settlement will meet current expectations or will fall below the level that would permit 3M to terminate the Settlement (and whether 3M will elect to terminate the Settlement if this occurs), whether there will be a significant number of future claims by plaintiffs that decline to participate in the Settlement, whether the Settlement is appealed or challenged, whether the requirements applicable to the issuance of the equity securities that are contemplated to be part of the Settlement will be met, the filing of additional, or the outcome of any other pending or future, litigation relating to the products that are the subject of the Settlement, or changes in related laws or regulations. Additional important risk factors that could cause future actual results or events to differ materially are the following: (1) worldwide economic, political, regulatory, international trade, geopolitical, capital markets and other external conditions and other factors beyond the Company's control, including inflation, recession, military conflicts, natural and other disasters or climate change affecting the operations of the Company or its customers and suppliers; (2) risks related to unexpected events such as the public health crises associated with the coronavirus (COVID-19) global pandemic; (3) foreign currency exchange rates and fluctuations in those rates; (4) risks related to certain fluorochemicals, including liabilities related to claims, lawsuits, and government regulatory proceedings concerning various PFAS-related products and chemistries, as well as risks related to the Company's plans to exit PFAS manufacturing and discontinue use of PFAS across its product portfolio; (5) risks related to the proposed class-action settlement to resolve claims by public water systems in the United States regarding PFAS; (6) legal proceedings, including significant developments that could occur in the legal and regulatory proceedings described in the Company's Annual Report on Form 10-K for the year ended Dec. 31, 2022 and any subsequent quarterly reports on Form 10-Q (the “Reports”); (7) competitive conditions and customer preferences; (8) the timing and market acceptance of new product and service offerings; (9) the availability and cost of purchased components, compounds, raw materials and energy due to shortages, increased demand and wages, supply chain interruptions, or natural or other disasters; (10) unanticipated problems or delays with the phased implementation of a global enterprise resource planning (ERP) system, or security breaches and other disruptions to the Company's information technology infrastructure; (11) the impact of acquisitions, strategic alliances, divestitures, and other strategic events resulting from portfolio management actions and other evolving business strategies; (12) operational execution, including the extent to which the Company can realize the benefits of planned productivity improvements, as well as the impact of organizational restructuring activities; (13) financial market risks that may affect the Company's funding obligations under defined benefit pension and postretirement plans; (14) the Company's credit ratings and its cost of capital; (15) tax-related external conditions, including changes in tax rates, laws or regulations; (16) matters relating to the proposed spin-off of the Company's Health Care business; and (17) matters relating to the voluntary chapter 11 proceedings of the Aearo Entities, as well as those related to the Settlement that is intended to resolve, to the fullest extent possible, all litigation and alleged claims involving the CAE sold or manufactured by the Aearo Entities and/or 3M. Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located in the Reports under "Cautionary Note Concerning Factors That May Affect Future Results" and "Risk Factors" in Part I, Items 1 and 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports). The Company assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: November 21, 2023